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                                                               EXHIBIT 10.9.27.1


                               FIRST AMENDMENT TO
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                                      1989
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                     CONTINGENT DEFERRED COMPENSATION PLAN
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                          OF H. F. AHMANSON & COMPANY
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     The 1989 Contingent Deferred Compensation Plan of H. F. Ahmanson & Company,
as amended and restated as of January 1, 1991 (the "Plan"), is hereby amended as follows, effective as of January 1, 1995.

                                       I.
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     Section 4.7 of the Plan is hereby amended to read in full as follows:

     "4.7  Allocation of Forfeitures.
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     (a) Allocation of Forfeitures in 1995 and Subsequent Years from 1989 and
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Subsequent Contingent Deferred Compensation Grants.  In 1995 and subsequent
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years any interest attributable to 1989 and subsequent Contingent Deferred
Compensation grants which is forfeited under the provisions of Sections 4.6, 5.9(b), 5.11 or 7.3 of this Plan will not be reallocated to other Participants in the Plan, but will be forfeited to the Company.

     (b) Allocation of Forfeitures in 1995 and Subsequent Years from Pre-1989
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Contingent Deferred Compensation Grants.  In 1995 and subsequent years any
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interest attributable to pre-1989 Contingent Deferred Compensation grants which is forfeited under the provisions of Sections 4.6, 5.9(b), 5.11 or 7.3 of this Plan shall be allocated quarterly on the last day of each calendar quarter (and upon any Change in Control listed in subsections (i) through (iv) of Section 5.9(c)) to the active Participants who are in employment with an Employer on the last day of the calendar quarter (or upon such Change in Control) who have Prior Accounts for pre-1989 Contingent Deferred Compensation grants, excluding all such Participants who have terminated employment for any reason prior to such date. Forfeitures shall be allocated ratably to all Prior Accounts of such active Participants based on such Participants' balances in all Prior Accounts on the last day of the calendar quarter (or upon such Change in Control), in the ratio which the dollar value of each such Participant's balance in each Prior Account bears to the dollar value of all such Participants' balances in all Prior Accounts as of such date.

     (c) Allocation of Forfeitures Prior to 1995.  Prior to 1995 any interest
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forfeited under the provisions of Sections 4.6, 5.9(b), 5.11 or 7.3 of this Plan shall be allocated quarterly on the last day of each calendar quarter (and upon any Change in Control listed in subsections (i) through (iv) of Section 5.9(c)) to the active Participants who are in employment with an Employer on the last day of the calendar quarter (or upon such Change in Control), excluding all Participants who have
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terminated employment for any reason prior to such date.  Forfeitures shall be allocated ratably to all Accounts of such active Participants based on such Participants' balances in all Accounts on the last day of the calendar quarter (or upon such Change in Control), in the ratio which the dollar value of each such Participant's balance in each Account bears to the dollar value of all such Participants' balances in all Accounts as of such date."

                                      II.
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     Section 5.2 of the Plan is hereby amended to revise the first two paragraphs thereof to read as follows:

     "5.2  Form of Retirement Benefit Payment.  Retirement benefits payable
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following Normal or Early Retirement will be paid in accordance with the form elected by the Participant for each Deferral Unit on an election form prescribed by the Committee for designation of form of payment. However, notwithstanding any election made by the Participant, any benefits payable following Early Retirement will not commence until one year after Early Retirement, unless the Committee determines in its sole discretion to commence payment of such benefits on an earlier date. If the Committee elects to withhold distributions of any Account for one year following Early Retirement, the Committee, in its sole discretion, may cease to credit such Account with any earnings or may credit such Account with earnings based on the CD Rate rather than the Variable Rate.

     A Participant may change his election of the form of retirement benefit payments by filing a new election at any time which is more than 12 months preceding Normal or Early Retirement. Retirement benefits for a Deferral Unit will be paid in accordance with the most recent timely election made for that Deferral Unit. Any election which is not timely made will be void. Thereafter, a Participant's election will be irrevocable, except that a Participant who has elected payments in installments may request payment in a lump sum, at any time after Normal or Early Retirement, of the amount of his Account for any Deferral Unit which is reasonably necessary to meet the Participant's requirements due to a Financial Hardship."

                                      III.
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     Section 5.5 of the Plan is hereby amended to add a new paragraph at the end thereof to read as follows:

     "If a Participant has a Termination of Employment prior to the Early Distribution date which the Participant has elected for a Deferral Unit, his Vested Interest in his Account for the Deferral Unit will be paid in a lump sum one year after Termination of Employment, unless the Committee determines in its sole discretion to make such payment on an earlier date; provided, however, if Termination of Employment is due to Normal or Early Retirement, his Vested Interest in his Account for the

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Deferral Unit will be paid in accordance with the form of retirement benefit payment which the Participant has elected for the Deferral Unit, if any, or otherwise in a lump sum upon Normal Retirement or one year after Early Retirement, unless the Committee determines in its sole discretion to make such payment on an earlier date."

     IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed this 16th day of November, 1995, effective as of January 1, 1995.

                              H. F. AHMANSON & COMPANY



                              By    /s/ Charles R. Rinehart
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                                Title:  Chairman of the Board and
                                           Chief Executive Officer

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